Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of V-ONE Corporation ("Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:  April     , 2003             By:
             ----                        ---------------------------
                                         Name:  Margaret E. Grayson
                                         Title: Chief Executive Officer and
                                                Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to V-ONE Corporation and will be retained by V-ONE Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Management is unable to sign this certification because the audit of the Company's financial statements at December 31, 2002 will not be completed in time to include audited financial statements and a Report of Independent Auditors in the Annual Report on Form 10-K. When the audit is completed and a Report of Independent Auditors is issued, the Company expects to file an amended Annual Report on Form 10-K that will contain such certification.


Date:  April 11, 2003               By:  /s/ Margaret E. Grayson
                                         ---------------------------
                                         Name:  Margaret E. Grayson
                                         Title: Chief Executive Officer and
                                                Principal Financial Officer